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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in Registration Statement Nos. 333-197587 and 333-204283 on Form S-8 of our report dated March 14, 2016, relating to the consolidated financial statements of Diligent Corporation appearing in this Annual Report on Form 10-K of Diligent Corporation for the year ended December 31, 2015.

/s/ Deloitte & Touche LLP
New York, New York
March 14, 2016

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm